UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2019

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Evansville, Indiana	47708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 464-1294

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2019, Old National Bancorp (the “Company”) filed a Current Report on Form 8-K (“Form 8- K”) announcing the election of James C. Ryan, III to succeed Robert G. Jones as Chief Executive Officer of the Company upon Mr. Jones’ retirement as Chief Executive Officer of the Company effective as of the commencement of the Company’s 2019 Annual Meeting of Shareholders to be held on May 2, 2019 (the “Annual Meeting”) and the election of Brendon B. Falconer to succeed Mr. Ryan as the Company’s Chief Financial Officer, effective as of the commencement of the Company’s Annual Meeting.

 As of the date of the previous Form 8-K filing, compensation arrangements for Mr. Ryan and Mr. Falconer had not been determined. On January 24, 2019, the Board of Directors of the Company determined the compensation arrangements for Mr. Ryan and Mr. Falconer.  This Amendment to Form 8-K is being filed to report those compensation arrangements.

 Mr. Ryan’s annual base salary rate will be $750,000. Mr. Ryan will participate in the Company’s Short Term Incentive Plan (“STIP”) with a target payout opportunity of 115% of his annual actual wages.  In addition to Mr. Ryan’s base salary and potential bonus, he will also receive up to 70,000 shares of restricted stock of the Company.

 Mr. Falconer’s annual base salary rate will be $390,000. Mr. Falconer will participate in the “STIP” with a target payout opportunity of 65% of his annual actual wages.  In addition to Mr. Falconer’s base salary and potential bonus, he will receive up to 20,000 shares of restricted stock of the Company.

 Mr. Ryan and Mr. Falconer will be awarded a portion of the restricted stock immediately with the award of the remaining balance subject to the executive’s performance.  All other changes to their compensation will be effective on May 2, 2019. The Company intends to enter into formal employment agreements containing these compensation arrangements with these two executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2019

OLD NATIONAL BANCORP

By:	/s/ Jeffrey L. Knight
Jeffrey L. Knight
EVP, Chief Legal Counsel and Corporate Secretary